AMENDED SCHEDULE A

to the

AMENDED AND RESTATED RULE 18F-3

MULTIPLE CLASS PLAN

Dated August 31, 2023

The Trusts' Funds and Classes that are currently offered are listed below:

Trust	Funds	Class	Class	Class	Class Z	Institutional	Class	Class
		A	C	Y		Class	S	R6
Touchstone	Touchstone Active Bond	x	x	x		x
Funds Group	Fund
Trust	Touchstone Ares Credit	x	x	x		x
Opportunities Fund
	Touchstone Dividend	x	x	x		x		x
Equity Fund
	Touchstone High Yield	x	x	x		x
Fund
	Touchstone Impact Bond	x	x	x		x		x
Fund
	Touchstone Mid Cap	x	x	x	x	x		x
Fund
	Touchstone Mid Cap	x	x	x		x
Value Fund
	Touchstone Sands Capital	x	x	x		x		x
International Growth
Equity Fund
	Touchstone Sands Capital	x	x	x	x	x		x
Select Growth Fund
	Touchstone Small Cap	x	x	x		x
Fund
	Touchstone Small Cap	x	x	x		x
Value Fund
	Touchstone Ultra Short	x	x	x	x	x	x
Duration Fixed Income
Fund

Trust	Funds	Class	Class	Class	Institutional	Class
		A	C	Y	Class	R6
Touchstone	Touchstone Anti-	x	x	x	x
Strategic Trust	Benchmark® US Core
Equity Fund
	Touchstone Dynamic	x	x	x
Allocation Fund
	Touchstone Flexible	x	x	x	x
Income Fund
	Touchstone Focused	x	x	x	x
Fund
	Touchstone Growth	x	x	x	x
Opportunities Fund
	Touchstone Mid Cap	x	x	x	x	x
Growth Fund
	Touchstone Non-US	x	x	x	x
ESG Equity Fund
	Touchstone Sands	x	x	x	x	x
Capital Emerging
Markets Growth Fund
	Touchstone Strategic	x	x	x	x
Income Opportunities
Fund
	Touchstone Balanced	x	x	x		x
Fund
	Touchstone Core	x	x	x	x
Municipal Bond Fund
	Touchstone International	x	x	x	x
Equity Fund
	Touchstone International	x	x	x	x
Growth Fund
	Touchstone Large Cap	x	x	x	x
Fund
	Touchstone Large	x	x	x	x
Company Growth Fund
	Touchstone Large Cap	x	x	x	x	x
Focused Fund
	Touchstone Small	x	x	x	x	x
Company Fund
	Touchstone Value Fund	x	x	x	x	x

[Signature page follows]

This Amended Schedule A to the Amended and Restated Rule 18f-3 Multiple Class Plan is executed as of the date first set forth above.

TOUCHSTONE FUNDS GROUP TRUST and TOUCHSTONE STRATEGIC TRUST, each by itself and on behalf of the series listed in this Schedule A

By:/s/ Terrie A. Wiedenheft

Name:Terrie A. Wiedenheft

Title: Treasurer and Controller